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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):     February 5, 2001
                                                          --------------------


                                  DaVita Inc.
                                  -----------
            (Exact name of registrant as specified in its charter)


Delaware                                  1-4034                  51-0354549
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(State or other jurisdiction           (Commission             (IRS Employer
of incorporation)                      File Number)          Identification No.)



  21250 Hawthorne Boulevard, Suite 800, Torrance, California            90503
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         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (310) 792-2600
                                                    --------------


          _____________________________________________________
         (Former name or former address, if changed since last report.)
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Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         Exhibit No.    Description
         -----------    -----------

             99.1        Press Release dated February 5, 2001
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DaVita Inc.
                                         ---------------------------------------
                                                     (Registrant)




Date:  February 5, 2001                   /s/  Steven J. Udicious
                                         ---------------------------------------
                                                   (Signature)
                                         Steven J. Udicious
                                         Vice President, Secretary and
                                         General Counsel